Acquisitions, Dispositions And Other Adjustments (Pro-Forma Consolidated Results Of Operations) (Details) - DIRECTV [Member] - USD ($) $ / shares in Units, $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Business Acquisition Pro Forma Information [Line Items]
Total operating revenues	$ 165,694	$ 165,595
Net Income Attributable to AT&T	$ 12,683	$ 6,412
Basic Earnings Per Share Attributable to AT&T	$ 2.06	$ 1.04
Diluted Earnings Per Share Attributable to AT&T	$ 2.06	$ 1.04